Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on closed-end second lien residential mortgage loans acquired by Santander Bank, N.A. through a bulk purchase. The review included a total of 869 newly originated residential mortgage loans acquired through a bulk purchase in connection with the securitization identified as SAN 2026-CES3 (the “Securitization”). The Review was conducted from August 2025 through August 2026 on mortgage loans originated between July 2025 and July 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

•	Validate borrower(s) monthly gross income

•	Validate funds required to close, required reserves

•	Review file documentation for required level of income and asset verifications

ii.	Employment Status

•	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

•	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

•	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

•	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

•	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

•	Review credit report for credit history and required credit depth including any / all inquiries

•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower's occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

o	The consumer’s debt obligations, alimony, child support; and

o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Limited Closed End Second Lien Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

A.	TRUTH-IN-LENDING ACT (TILA)

Loans subject to additional TILA requirements will be reviewed for compliance with the following:

i.	Tolerances (§1026.18, 22 and 23)

a.	Inaccurate Annual Percentage Rate (APR) outside of applicable tolerance

b.	Inaccurate Finance Charge outside of applicable tolerance

c.	Inaccurate Total of Payment outside of applicable tolerance

ii.	Payment Tables (§1026.18, §1026.38)

a.	Inaccurate disclosure of applicable payment tables on page 1 of the TIL or CD

iii.	TILA Section 130(b) Corrections and Other Remediations

a.	Identify whether changes were discovered after closing. Confirm that the originator followed the prescribed regulatory cure. Confirm that evidence of the cure is provided within 60 days of closing (i.e., refund check, picture of the envelope, and/or a post-consummation CD (PCCD).

iv.	Notice of Right to Cancel (RTC) / Right of Rescission (ROR) (§1026.23; §1026.15) Confirm that the Notice of Right to Cancel is evidenced in the loan file and properly executed by all required parties. Confirm that a three-day right-to-cancel period was provided to the borrower(s) by reviewing the execution date, transaction dates, disbursement dates, and RTC expiration date. Confirm that the disclosure was provided in a timely manner, there are no errors or material disclosure violations, and the correct form, H-8 or H-9, as applicable, was provided. Any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means, for closed end transactions, the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions, and for open-end transactions, the information that must be provided to satisfy the requirements in §1026.6 with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the payment information described in §1026.40(d)(5)(i) and (ii) that is required under §1026.6(e)(2). When exception remediation is required, as applicable, confirm new notice of right to cancel, letter of explanation, and refund was provided.

v.	Loan Originator and Compensation Steering, as implemented by Regulation Z, 12 CFR 1026.36: Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction. Review relevant documentation to determine if there was dual compensation. Review the presence of the mortgage loan option disclosure to determine if the Steering Safe Harbor provisions were satisfied.

a.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

b.	Review relevant documents to determine if there was dual compensation; and

c.	Review the presence of the mortgage loan option disclosure and determine if the Steering Safe Harbor provisions were satisfied.

vi.	Mandatory Arbitration Clauses (§1026.36): Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

vii.	Prohibition on Financing Credit Insurance (§1026.36): Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.

viii.	The counselling requirements of TILA, as implemented by Regulation Z, 12 CFR 1026.36(k)

B.	OTHER REGULATORY REQUIREMENTS:

i.	SAFE Act: Confirm through validation within the NMLS website that the originator and originating firm's license was active and properly disclosed on the credit application, note or mortgage loan contract, security instrument, Loan Estimate, and Closing Disclosure.

C.	HIGH-COST AND ANTI-PREDATORY LENDING

A review of the applicable federal and state anti-predatory lending compliance requirements will be performed in accordance with the following scope:

i.	Home Ownership Equity Protection Act (HOEPA) (§§1026.31, 32 and 33): Confirm that a loan is not a HOEPA loan. Validate that the verified APR confirms that loan fees pass the Points and Fees test, prepayment penalty test, and compliance with the disclosure requirements, limitation on terms, and prohibited acts or practices in connection with a high-cost mortgage.

ii.	Higher Priced Mortgage Loans (HPML) (§1026.35): Determine whether the loan is an HPML loan with an APR that exceeds the Average Prime Offer Rate by 3.5% on second liens. For FHA Safe Harbor, determine whether the loan is an HPML loan with an APR that exceeds the Average Prime Offer Rate by 1.15% plus the MI premium factor. Verify that HPML loans contain evidence of the establishment of escrow accounts and are in compliance with appraisal requirements.

iii.	State and Local High-Cost Loans: Confirm that loans pass the applicable State and Local High-Cost and Anti Predatory Lending Regulations.

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required.

For loans reviewed in a post-close valuation review scenario (869 loans in total):

An AVM, exterior only appraisal, or full appraisal was utilized as the original valuation product for all loans within the review population. An AVM was utilized for seven hundred ninety (790) loans, an exterior only appraisal was utilized for seventeen (17) loans, and a full appraisal was utilized for sixty-two (62) loans.

In some instances, additional valuation products were provided. Thirteen (13) loans had AVMs, and one (1) loan had a Desk Review.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the eight hundred sixty-nine (869) mortgage loans reviewed, two hundred thirty-nine (239) unique mortgage loans (27.50% by loan count) had a total of two hundred ninety-nine (299) discrepancies across twenty-one (21) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Attachment Type	191	63.88%
Qualifying CLTV	26	8.70%
Qualifying LTV	20	6.69%
Escrow Waiver in File	11	3.68%
Borrower 1 Self-Employment Flag	10	3.34%
Total Qualified Assets Post-Close	9	3.01%
Property Type	8	2.68%
Qualifying FICO	4	1.34%
Primary Appraised Property Value	4	1.34%
Borrower 1 Marital Status	3	1.00%
Borrower 1 SSN	2	0.67%
Borrower 2 SSN	2	0.67%
Borrower 2 Self-Employment Flag	1	0.33%
Borrower 1 Last Name	1	0.33%
Property Zip Code	1	0.33%
Borrower 1 FTHB	1	0.33%
Borrower 1 Citizen	1	0.33%
Borrower 2 First Name	1	0.33%
Borrower 1 First Name	1	0.33%
Note Date	1	0.33%
Occupancy	1	0.33%
Grand Total	299	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	856	$92,850,965.00	98.50%
Event Grade B	13	$1,826,500.00	1.50%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	869	$94,677,465.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	866	99.65%
Event Grade B	3	0.35%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	869	100.00%

Compliance Results:
Loan Count	Loan Count	Percent of Sample
Event Grade A	859	98.85%
Event Grade B	10	1.15%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	869	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	869	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	869	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	698
		HMDA Data Tape Not Provided	85
		Title Document is Partially Present	21
		Borrower 1 Credit Report is Incomplete	16
		Income and Employment Do Not Meet Guidelines	16
		The Note is Incomplete	7
		The Total Hazard Coverage is LESS than the Required Coverage Amount	7
		Audited DTI Exceeds Guideline DTI	6
		Title Coverage is Less than Subject Lien	6
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	6
		Approval/Underwriting Summary Partially Provided	5

Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	4
Borrower 1 3rd Party VOE Prior to Close Missing	4
The Deed of Trust is Incomplete	4
The Final 1003 is Missing	4
Flood Certificate Partially Provided	4
Borrower 2 Executed 4506-T Missing	3
Borrower 1 Executed 4506-T Missing	3
Borrower 1 Credit Report is Missing	3
Audited Loan Amount is less than Guideline Minimum Loan Amount	3
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3
Borrower 2 3rd Party VOE Prior to Close Missing	3
Borrower 1 Tax Returns Not Signed	2
Income/Employment General	2
Hazard Insurance Effective Date is after the Disbursement Date	2
Housing History Does Not Meet Guideline Requirements	2
The Final 1003 is Incomplete	2
Flood Certificate Missing	2
Audited FICO is less than Guideline FICO	2
Missing Property Tax Cert	2
Third Party Fraud Report not Provided	2
Missing Verification of Mortgage	2
Audited HCLTV Exceeds Guideline HCLTV	2
Audited CLTV Exceeds Guideline CLTV	2
Approval/Underwriting Summary Not Provided	2
The Deed of Trust is Missing	1
Borrower 2 IRS Transcripts Missing	1
Verified Liquid Assets Insufficient For Closing	1
Missing legal documents for senior or subordinate lien	1
Subordination Agreement is Missing	1
Missing letter of explanation	1
Borrower 2 Award Letter Missing	1
Missing Mortgage	1
Asset Qualification Does Not Meet Guideline Requirements	1
Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	1
Verification of Borrower Liabilities Missing or Incomplete	1
Missing Trust Agreement	1

		Borrower 1 Award Letter Missing	1
		Missing US Patriot Act Disclosure or ID	1
		Borrower 1 Deed of Trust Signature does not match Note	1
		Citizenship Does Not Meet Guideline Requirements	1
		The Final 1003 is Not Executed	1
		Employment Gaps in Employment Without Sufficient Explanation	1
		HO6 Master Insurance Policy is Missing	1
		Final CD: Calculating Cash to Close Closing Costs Paid, Closing Costs Financed, Down Pmt, Deposit, and/or Funds for Borrower discrepancy	1
		Income 1 Months Income Verified is Missing	1
		Borrower 1 Photo Identification not provided	1
		Title Document Missing	1
		Property Title Issue	1
		Borrower 2 Tax Returns Not Signed	1
		Subordinate lien does not meet guideline requirements	1
		HMDA Discrepancy(s) Noted	1
		Total Credit Grade (A) Exceptions:	964
	B	Approval/Underwriting Summary Not Provided	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Approval/Underwriting Summary Partially Provided	1
		Total Credit Grade (B) Exceptions:	3
Compliance	A	No Compliance Findings	638
		Higher-Priced Mortgage Loan Test	134
		CA AB 260 Higher-Priced Mortgage Loan Test	10
		OK HOEPA Higher-Priced Mortgage Loan Test	7
		Missing Required Affiliated Business Disclosure	5
		Charges That Cannot Increase Test	5
		Qualified Mortgage Safe Harbor Threshold	5
		Final CD: Loan Disclosures Assumption incomplete or inaccurate	4
		TILA Right of Rescission Test	4
		Homeownership Counseling Disclosure Is Missing	4
		Non-Borrower Title Holder Did Not Receive Right of Rescission Form	3
		eSigned Documents Consent is Missing	3
		Charges That In Total Cannot Increase More Than 10% Test	3
		Initial Closing Disclosure Delivery Date Test	3
		CT Nonprime Home Loan Test	2
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	2
		Right of Rescission is Missing	2

		Final CD: Non-Escrowed Property Costs over Year 1 calculation is inaccurate	2
		ME Higher-Priced Mortgage Loan Test	2
		High-Cost Mortgage Late Fee Test	1
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		Lender QM Status not validated	1
		Lender Credits That Cannot Decrease Test	1
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		CA Per Diem Interest Amount Test	1
		High-Cost Mortgage Timing of Disclosure Test	1
		TRID: Closing disclosure loan terms- Monthly P&I	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Final CD: Sale Price/Estimated Value is missing or inaccurate	1
		TRID: Missing Closing Disclosure	1
		Missing Credit Score Disclosure (FACTA)	1
		Missing HUD-1 Closing Statement	1
		Total Compliance Grade (A) Exceptions:	854
	B	Charges That Cannot Increase Test	7
		Charges That In Total Cannot Increase More Than 10% Test	3
		TRID Post-Consummation Reason for Redisclosure Validation Test	1
		Total Credit Grade (B) Exceptions:	11
Property	A	No Property Findings	778
		Third Party Valuation Product Not Provided within 10% Tolerance	6
		Condo Approval Missing	3
		HOA Questionnaire is Missing	3
		Appraisal is Missing	1
		Second Appraisal is Missing	1
		Total Property Grade (A) Exceptions:	792

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent, or the legal documents do not accurately reflect the loan terms agreed upon or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	The appraisal or applicable valuation product was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms. If an AVM was provided, the AVM conformed with guidelines and FSD score was within allowable thresholds. No secondary valuation products were required.
B	The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal or applicable valuation product was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms. No secondary valuation products were required.
C	The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal or applicable valuation product was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms. If an AVM was provided as the origination product, the AVM did not conform with guidelines, and an additional valuation product was not provided.
D	The file was missing an origination valuation product or there was not sufficient valuation documentation to perform a review. No secondary valuation products were required.